Lord Abbett Emerging Markets Currency Fund

Supplement dated January 31, 2012 to the
Summary Prospectus dated September 26, 2011

The following replaces the subsection titled “Management – Portfolio Manager” on page 10 of the summary prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since

Leah G. Traub, Portfolio Manager and Director	2007
David B. Ritt, Portfolio Manager	2009

Please retain this document for your future reference.